                                SCHEDULE 14A
                   Information Required in Proxy Statement
                                (Rule 14a-101)
                           SCHEDULE 14A INFORMATION
         Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934
                               (Amendment No. )

Filed by the Registrant                                              / X /
Filed by a Party other than the Registrant                           /   /

Check the appropriate box:
/ X  /      Preliminary Proxy Statement
/    /      Confidential,  for Use of the  Commission  Only (as  permitted  by
            Rule 14a-6(e)(2))
/    /      Definitive Proxy Statement
/    /      Definitive Additional Materials
/    /      Soliciting Material Pursuant to Rule 14a-12

                   OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

               (Name of Registrant as Specified in its Charter)

     (Name of Person(s) Filing Proxy Statement if Other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/ X  /   No fee required.
/   /    Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)
         and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3)   Per unit  price  or  other  underlying  value  of  transaction  computed pursuant  to  Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

/  /  Fee paid previously with preliminary materials.
/  /  Check box if any part of the fee is offset as provided  by Exchange  Act
      Rule  0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid  previously.  Identify  the  previous  filing  by  registration statement number, or the Form or Schedule and the date of its filing.
(1)   Amount Previously Paid:

(2)   Form, Schedule or Registration Statement No.:  Schedule 14A

(3)   Filing Party: Denis R. Molleur

(4)   Date Filed:  July 22, 2003

John V. Murphy
President &                                       OppenheimerFunds Logo
Chief Executive Officer                               OppenheimerFunds, Inc.
                                                      498 Seventh Avenue,
                                                      10th Floor
                                                      New York, NY 10018
                                                      www.oppenheimerfunds.com

                                                      August 22, 2003

Dear Oppenheimer Limited-Term Government Fund Shareholder,

We have scheduled a shareholder meeting on October 3, 2003 for you to decide upon some important proposals for the Fund. Your ballot card and a detailed statement of the issues are enclosed with this letter.

Your Board of Trustees believes the matters being proposed for approval are in the best interests of the Fund and its shareholders and recommends a vote
"for" the election of Trustees and for each Proposal.  Regardless of the number of shares you own, it is important that your shares be represented and voted.  So we urge you to consider these issues carefully and make your vote count.

How do you vote?

To cast your vote, simply mark, sign and date the enclosed proxy ballot and return it in the postage-paid envelope today. You also may vote by telephone by following the instructions on the proxy ballot.  Using a touch-tone telephone to cast your vote saves you time and helps reduce the Fund's expenses.  If you vote by phone, you do not need to mail the proxy ballot.

Remember, it can be expensive for the Fund--and ultimately for you as a shareholder--to remail ballots if not enough responses are received to conduct the meeting.  If your vote is not received before the scheduled meeting, you may receive a telephone call asking you to vote.

What are the issues?

o     Election of Trustees.  You are being asked to consider and approve the election of eleven Trustees.  You will find detailed information on the
   Trustees in the enclosed proxy statement

o     Approval of Elimination of a Fundamental Investment Policy.  Your
   approval is requested to eliminate a fundamental investment policy of the
   Fund, and replace it with a non-fundamental policy.

Please read the enclosed proxy statement for complete details on these proposals.  Of course, if you have any questions, please contact your financial advisor, or call us at 1.800.708.7780.  As always, we appreciate your confidence in OppenheimerFunds and look forward to serving you for many years to come.

                                          Sincerely,
                                          John V. Murphy signature

Enclosures
XP0855.002.0803

PROXY CARD       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND           PROXY CARD

      PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 3, 2003

     The  undersigned,  revoking  prior proxies,  hereby  appoints Brian Wixted,
Connie Bechtolt,  Philip Vottiero,  Kathleen Ives and Philip Masterson, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution,  to vote shares held in the name of the  undersigned on the record date  at  the  Special  Meeting  of  Shareholders  of  Oppenheimer  Limited-Term
Government  Fund (the "Fund") to be held at 6803 South  Tucson Way,  Centennial,
Colorado,  80112,  on October 3, 2003,  at 1:00 P. M.  Mountain  time, or at any adjournment  thereof,  upon the proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

     This proxy is solicited on behalf of the Fund's Board of Trustees,  and all proposals  (set forth on the reverse side of this proxy card) have been proposed by the Board of Trustees.  When properly  executed,  this proxy will be voted as indicated on the reverse side or "FOR" a proposal if no choice is indicated. The proxy will be voted in  accordance  with the proxy  holders' best judgment as to any other matters that may arise at the Meeting.

                                               VOTE VIA THE TELEPHONE:
                                               1-866-241-6192
                                               CONTROL NUMBER:  999  9999  9999
                                               999

                                              Note:   Please  sign  this  proxy
                                              exactly  as your  name  or  names
                                              appear  hereon.  Each joint owner
                                              should  sign.  Trustees and other
                                              fiduciaries  should  indicate the
                                              capacity  in which they sign.  If
                                              a  corporation,   partnership  or
                                              other  entity,   this   signature
                                              should   be   that   of  a   duly
                                              authorized  individual who should
                                              state his or her title.

                                              Signature

                                              Signature of joint owner, if any

                                              Date
                                                                      OLT_13439

PLEASE VOTE ON THE REVERSE SIDE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY
IN THE ENCLOSED ENVELOPE

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example: [ ]

1. To elect a Board of Trustees:

   01  James C. Swain   02  John V. Murphy             03  William L. Armstrong
   04  Robert G. Avis   05  George C. Bowen            06  Edward L. Cameron
   07  Jon S. Fossel    08  Sam Freedman               09  Beverly L. Hamilton
   10 Robert J. Malone  11  F. William Marshall, Jr.   ]

   FOR                  WITHHOLD                       FOR ALL
   ALL                  AUTHORITY FOR ALL              EXCEPT

  [  ]                 [  ]                            [  ] 1.

   If you wish to withhold authority to vote your shares "FOR" a particular nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number(s) on the line provided below.  Your shares will be voted "FOR" any remaining nominee(s).

-------------------------------------------------------------------------------

2. To approve the elimination of the Fund's fundamental investment policy on
   Investing in U.S. Government securities.

   FOR                  AGAINST                       ABSTAIN

   [  ]                 [  ]                          [  ] 2.

                                                   Preliminary Proxy Statement

                           OPPENHEIMER LIMITED-TERM
                               GOVERNMENT FUND

                 6803 South Tucson Way, Centennial, CO 80112

                  Notice Of Special Meeting Of Shareholders
                          To Be Held October 3, 2003

To The Shareholders of Oppenheimer Limited-Term Government Fund:

Notice is  hereby  given  that a  Special  Meeting  of the  Shareholders  (the
"Meeting") of Oppenheimer  Limited-Term  Government  Fund (the "Fund") will be held at 6803 South  Tucson  Way,  Centennial,  Colorado,  80112,  at 1:00 P.M.
Mountain time, on October 3, 2003 and any adjustments thereof.

During  the  Meeting,  shareholders  of the Fund  will  vote on the  following proposals:

1.    To elect a Board of Trustees;

2.    To approve the elimination of the Fund's  fundamental  investment policy on investing in U.S. government securities;

3.    To  transact  such  other  business  as may  properly  come  before  the
         Meeting, or any adjournments thereof.

Shareholders  of  record  at the  close of  business  on  August  1,  2003 are entitled to vote at the Meeting.  The  proposals  are more fully  discussed in the attached  Proxy  Statement.  Please read it carefully  before  telling us, through  your proxy or in person,  how you wish your  shares to be voted.  The
Board of Trustees of the Fund  recommends a vote to elect each of the nominees as Trustee and in favor of each proposal.  WE URGE YOU TO MARK, SIGN, DATE AND
MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,

Robert G. Zack, Secretary
August 20, 2003

                  PLEASE RETURN YOUR PROXY BALLOT PROMPTLY.
          YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

                                                                             855

TABLE OF CONTENTS

                                                                          Page

Questions and Answers

Proxy Statement

Proposal 1: To Elect a Board of Trustees

Proposal 2: To approve the  elimination of the Fund's  fundamental  investment policy on investing in U.S. government securities

Information About the Fund

Further Information About Voting and the Meeting

Other Matters

                           OPPENHEIMER LIMITED-TERM
                               GOVERNMENT FUND

                 6803 South Tucson Way, Centennial, CO 80112

                               PROXY STATEMENT

QUESTIONS AND ANSWERS

Q.    Who is Asking for My Vote?

A. The Trustees of Oppenheimer  Limited-Term Government Fund (the "Fund") have asked that you vote on two matters at the Special  Meeting of  Shareholders to be held on October 3, 2003.

Q.    Who is Eligible to Vote?

A. Shareholders  of  record  at the  close of  business  on August 1, 2003 are entitled  to  vote  at the  Meeting  or  any  adjournment  of the  Meeting.
   Shareholders  are  entitled  to cast one vote per share  (and a  fractional vote for a fractional  share) for each matter presented at the Meeting.  It is expected  that the Notice of Meeting,  Proxy Ballot and Proxy  Statement
   will be mailed to shareholders of record on or about August 22, 2003.

Q.    On What Matters Am I Being Asked to Vote?

A.    You are being asked to vote on the following proposals:

1.    To elect a Board of Trustees; and

2.    To approve the elimination of the Fund's  fundamental  investment policy on investing in U.S. government securities.

Q.    How do the Trustees Recommend that I Vote?

A.    The Trustees recommend that you vote:

1.    FOR election of all nominees as Trustees; and

2.    FOR the  elimination  of the  Fund's  fundamental  investment  policy on investing in U.S. government securities.

Q.    What are the Reasons for the Proposed  Change to the Fund's  Fundamental
   Investment Policy Concerning Investing in U.S. Government Securities?

A.    The Fund has a fundamental  investment policy that requires it to invest its assets only in obligations issued or guaranteed by the U.S.  government or its  agencies  and  instrumentalities,  repurchase  agreements  on those securities  and  hedging  instruments  approved  by  the  Fund's  Board  of
   Trustees.  That policy has hindered the Fund's ability to seek  competitive yields as many of the Fund's top  competitors  are  required to invest only
   80% of their assets in U.S.  government  securities,  with the remainder in corporate bonds and other fixed-income securities.

Q. How Can I Vote?

A.    You can vote in three (3) different ways:

o     By mail, with the enclosed ballot
o     In person at the Meeting (if you are a record owner)
o     By telephone (please see the insert for instructions)

   Voting by telephone is convenient and can help reduce the Fund's  expenses.
   Whichever method you choose,  please take the time to read the full text of the proxy statement before you vote.

   Please be advised  that the  deadline  for voting by telephone is 3:00 P.M.
   Eastern time ("ET") on the last business day before the Meeting.

Q.    How Will My Vote Be Recorded?

A.    Proxy ballots that are properly  signed,  dated and received at or prior to the Meeting, or any adjournment thereof, will be voted as specified.  If you  specify a vote for any of the  proposals,  your proxy will be voted as indicated.  If you sign and date the  proxy  ballot,  but do not  specify a vote for one or more of the  proposals,  your shares will be voted in favor of  the  Trustees'  recommendations.  Telephonic  votes  will  be  recorded according  to the  telephone  voting  procedures  described in the "Further
   Information About Voting and the Meeting" section of the Proxy Statement.

How Can I Revoke My Proxy?

A.  You may revoke your proxy at any time before it is voted by  forwarding  a written  revocation  or a  later-dated  proxy  ballot  to the Fund that is received at or prior to the Meeting,  or any  adjournment  thereof,  or by attending the Meeting,  or any adjournment  thereof,  and voting in person
    (if you are a record  owner).  Please be  advised  that the  deadline  for revoking  your proxy by telephone is 3:00 P.M.  (ET) on the last  business day before the Meeting.

Q.    How Can I Get More Information About the Fund?

A. Copies  of  the  Fund's   Annual   Report  dated   September  30,  2002  and
   Semi-Annual  Report  dated  March 31,  2003 have  previously  been mailed to
   Shareholders.  If you would like to have  copies of the Fund's  most  recent
   Annual or  Semi-Annual  Reports  sent to you free of charge,  please call us
   toll-free  at  1.800.708.7780,   write  to  the  Fund  at   OppenheimerFunds
   Services,   P.O.  Box  5270,  Denver,   Colorado  80217-5270  or  visit  the
   Oppenheimer funds website at www.oppenheimerfunds.com.

Q. Whom Do I Call If I Have Questions?

A.    Please call us at 1.800.708.7780.

The proxy statement is designed to furnish  shareholders  with the information necessary to vote on the matters  coming  before the Meeting.  If you have any questions, please call us at 1.800.708.7780.

                           OPPENHEIMER LIMITED-TERM
                               GOVERNMENT FUND

                 6803 South Tucson Way, Centennial, CO 80112

                               PROXY STATEMENT

                       Special Meeting of Shareholders
                          To Be Held October 3, 2003

This statement is furnished to the  shareholders  of Oppenheimer  Limited-Term
Government  Fund (the  "Fund")  in  connection  with the  solicitation  by the
Fund's  Board of  Trustees  of  proxies  to be used at a  special  meeting  of shareholders (the "Meeting") to be held at 6803 South Tucson Way,  Centennial,
Colorado,  80112,  at 1:00 P.M.  Mountain  time,  on October  3, 2003,  or any adjournment  thereof.  It is expected that the mailing of this Proxy Statement will be made on or about August 22, 2003.

                             SUMMARY OF PROPOSALS

-------------------------------------------------------------------------------
      Proposal                                         Shareholders Voting
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1.    To Elect a Board of Trustees                     All
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
2.    To  Approve  the   Elimination   of  the  Fund's All
      Fundamental  Investment  Policy on  Investing in
      U.S. Government Securities
-------------------------------------------------------------------------------

                       PROPOSAL 1: ELECTION OF TRUSTEES

At the  Meeting,  eleven  (11)  Trustees  are to be elected.  If elected,  the
Trustees  will serve  indefinite  terms until their  successors  are  properly elected and qualified.  The persons named as attorneys-in-fact in the enclosed proxy have  advised the Fund that,  unless a proxy  ballot  instructs  them to withhold authority to vote for all listed nominees or any individual  nominee, all  validly  executed  proxies  will be voted for the  election of all of the nominees named below.

As a  Massachusetts  business  trust,  the Fund is not required,  and does not intend,  to hold  annual  shareholder  meetings  for the  purpose of  electing
Trustees.  As a result, if elected,  the Trustees will hold office until their successors are duly elected and shall have  qualified.  If a nominee should be unable  to accept  election,  serve  his or her term or  resign,  the Board of
Trustees may,  subject to the  Investment  Company Act of 1940 (referred to in this proxy  statement as the  "Investment  Company Act"),  in its  discretion, select another person to fill the vacant position.

Although the Fund will not normally hold annual meetings of its  shareholders, it may hold shareholder  meetings from time to time on important matters,  and shareholders  have the right to call a meeting  to remove a Trustee or to take other action  described in the Fund's  Declaration  of Trust.  Also, if at any
time, less than a majority of the Trustees  holding office has been elected by
the   shareholders,   the  Trustees  then  in  office  will  promptly  call  a
shareholders' meeting for the purpose of electing Trustees.

Each of the nominees  currently  serves as a Trustee of the Fund.  Each of the nominees  has  consented  to be named as such in this proxy  statement  and to serve as Trustee if elected.  All present Trustees of the Fund have previously been  elected by the Fund's  shareholders,  except for Mrs.  Hamilton  and Mr.
Malone who were  appointed as Trustees  effective  June 1, 2002 and Mr. Murphy who was appointed as a Trustee  effective  October 2001.  Each of the Trustees serves as trustee or  director  of other  funds in the  Oppenheimer  family of funds.  The Oppenheimer  funds on which each of the Trustees  currently serves are referred to as "Board II Funds" in this proxy statement.

Except for Mr. Murphy,  each of the Trustees is an independent  trustee of the
Fund ("Independent  Trustee").  Mr. Murphy is an "Interested Trustee" (as that term is  defined  in the  Investment  Company  Act) of the Fund  because he is affiliated  with  OppenheimerFunds,  Inc.  (the  "Manager")  by  virtue of his positions as an officer and director of the Manager,  and as a shareholder  of its parent  company.  Mr. Murphy was elected as a Trustee of the Fund with the understanding  that in the event he ceases to be the chief  executive  officer of the  Manager,  he will  resign as a trustee of the Fund and the other Board
II Funds for which he is a trustee or director.

The  Fund's  Trustees  and  length  of  service  as  well as  their  principal occupations  and business  affiliations  during the past five years are listed below.  The  information  for the Trustees  also  includes the dollar range of shares  of  the  Fund  as  well  as  the  aggregate  dollar  range  of  shares beneficially owned in any of the Oppenheimer funds overseen by the Trustees.

The  address  of each  Trustee  in the  chart  below  is 6803 S.  Tucson  Way,
Centennial,  CO 80112-3924.  If elected, each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

----------------------------------------------------------------------------------
Nominees for Independent Trustee
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                                                                                Aggregate
                                                                                Dollar
                                                                                Range of
                                                                                Shares
                                                                                Beneficially
Name, Position(s)      Principal Occupation(s) During Past       Dollar Range   Owned in the
Held   with   Fund,    5 Years; Other Trusteeships/              of Shares      Board II
Length  of  Service    Directorships Held by Nominee;            Beneficially   Funds
(as applicable) Fund   Number of Portfolios in Fund Complex      Owned in the   Overseen by
and Age                Currently Overseen by Nominee or Trustee  Fund           Nominee
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                                                             As of May 23, 2003
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
James C. Swain,     Formerly,   Chief  Executive  Officer    $0          Over
Chairman and        (until  August 27, 2002) of the Board              $100,000
Trustee since 1990  II  Funds,   Vice   Chairman   (until
Age: 69             January 2, 2002) of the  Manager  and
                    President   and  a  director   (until
                    1997) of Centennial  Asset Management
                    Corporation      (a      wholly-owned
                    investment   advisory  subsidiary  of
                    the Manager).  Oversees 43 portfolios
                    in the OppenheimerFunds complex.
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
William L.          Chairman  of  the  following  private   $0       $50,001-
Armstrong,          mortgage  banking  companies:  Cherry            $100,000
Vice  Chairman  and Creek Mortgage  Company (since 1991),
Trustee since 1999  Centennial   State  Mortgage  Company
Age: 66             (since  1994),  The El Paso  Mortgage
                    Company   (since   1993),   Transland
                    Financial   Services,   Inc.   (since
                    1997);   Chairman  of  the  following
                    private  companies:   Great  Frontier
                    Insurance  (insurance  agency) (since
                    1995),  Ambassador Media  Corporation
                    and Broadway  Ventures  (since 1984);
                    a director  of the  following  public
                    companies:  Helmerich  & Payne,  Inc.
                    (oil   and  gas   drilling/production
                    company)     (since     1992)     and
                    UNUMProvident   (insurance   company)
                    (since 1991).  Mr.  Armstrong is also
                    a Director/Trustee  of Campus Crusade
                    for    Christ    and   the    Bradley
                    Foundation.  Formerly a  director  of
                    the  following:   Storage  Technology
                    Corporation     (a      publicly-held
                    computer      equipment      company)
                    (1991-February       2003),       and
                    International   Family  Entertainment
                    (television   channel)   (1992-1997),
                    Frontier     Real    Estate,     Inc.
                    (residential  real estate  brokerage)
                    (1994-1999),   and   Frontier   Title
                    (title insurance  agency)  (1995-June
                    1999);   a  U.S.   Senator   (January
                    1979-January   1991).   Oversees   43
                    portfolios  in  the  OppenheimerFunds
                    complex.
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Robert G. Avis,     Formerly,  Director and  President of   $0          Over
Trustee since 1993  A.G. Edwards Capital,  Inc.  (General             $100,000
Age: 72             Partner  of  private   equity  funds)
                    (until  February   2001);   Chairman,
                    President    and   Chief    Executive
                    Officer  of  A.G.   Edwards  Capital,
                    Inc.   (until   March   2000);   Vice
                    Chairman   and   Director   of   A.G.
                    Edwards,  Inc.  and Vice  Chairman of
                    A.G.   Edwards  &  Sons,   Inc.  (its
                    brokerage company  subsidiary) (until
                    March   1999);   Chairman   of   A.G.
                    Edwards   Trust  Company  and  A.G.E.
                    Asset     Management      (investment
                    advisor)  (until March  1999);  and a
                    Director  (until  March 2000) of A.G.
                    Edwards  &  Sons  and  A.G.   Edwards
                    Trust     Company.     Oversees    43
                    portfolios  in  the  OppenheimerFunds
                    complex.
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
George C. Bowen,    Formerly  (until April 1999):  Senior  $10,001-   Over
Trustee since 1998  Vice President  (from September 1987)  $50,000    $100,000
Age: 66             and  Treasurer  (from  March 1985) of
                    the  Manager;  Vice  President  (from
                    June  1983)  and   Treasurer   (since
                    March   1985)   of   OppenheimerFunds
                    Distributor,  Inc. (a  subsidiary  of
                    the Manager);  Senior Vice  President
                    (since  February   1992),   Treasurer
                    (since    July    1991)     Assistant
                    Secretary   and  a  director   (since
                    December  1991) of  Centennial  Asset
                    Management     Corporation;      Vice
                    President  (since  October  1989) and
                    Treasurer   (since   April  1986)  of
                    HarbourView      Asset     Management
                    Corporation  (an investment  advisory
                    subsidiary     of    the    Manager);
                    President,  Treasurer  and a director
                    (June     1989-January    1990)    of
                    Centennial  Capital  Corporation  (an
                    investment   advisory  subsidiary  of
                    the  Manager);   Vice  President  and
                    Treasurer  (since  August  1978)  and
                    Secretary   (since   April  1981)  of
                    Shareholder    Services,    Inc.   (a
                    transfer  agent   subsidiary  of  the
                    Manager);  Vice President,  Treasurer
                    and Secretary  (since  November 1989)
                    of  Shareholder  Financial  Services,
                    Inc. (a transfer agent  subsidiary of
                    the  Manager);   Assistant  Treasurer
                    (since  March  1998)  of  Oppenheimer
                    Acquisition   Corp.   (the  Manager's
                    parent    corporation);     Treasurer
                    (since  November 1989) of Oppenheimer
                    Partnership    Holdings,    Inc.   (a
                    holding  company  subsidiary  of  the
                    Manager);    Vice    President    and
                    Treasurer   (since   July   1996)  of
                    Oppenheimer  Real  Asset  Management,
                    Inc.    (an    investment    advisory
                    subsidiary  of  the  Manager);  Chief
                    Executive    Officer   and   director
                    (since  March  1996)  of  MultiSource
                    Services,   Inc.   (a   broker-dealer
                    subsidiary     of    the    Manager);
                    Treasurer  (since  October  1997)  of
                    OppenheimerFunds  International  Ltd.
                    and Oppenheimer  Millennium Funds plc
                    (offshore       fund       management
                    subsidiaries    of   the    Manager).
                    Oversees   43   portfolios   in   the
                    OppenheimerFunds complex.
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Edward L. Cameron,  A member  of The Life  Guard of Mount    $0       $50,001-
Trustee since 2001  Vernon,   George   Washington's  home             $100,000
Age: 64             (since  June 2000).  Formerly  (March
                    2001 - May 2002)  Director of Genetic
                    ID,  Inc.  and  its  subsidiaries  (a
                    privately  held biotech  company);  a
                    partner  with  PricewaterhouseCoopers
                    LLP (from  1974-1999)  (an accounting
                    firm) and Chairman (from  1994-1998),
                    Price     Waterhouse    LLP    Global
                    Investment     Management    Industry
                    Services    Group.     Oversees    43
                    portfolios  in  the  OppenheimerFunds
                    complex.
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Jon S. Fossel,      Chairman  and  Director  (since 1998)   $0        Over
Trustee since 1990  of Rocky  Mountain Elk  Foundation (a             $100,000
Age: 61             not-for-profit  foundation);   and  a
                    director   (since  October  1999)  of
                    P.R.   Pharmaceuticals  (a  privately
                    held company) and  UNUMProvident  (an
                    insurance  company)  (since  June  1,
                    2002).   Formerly   Chairman   and  a
                    director  (until  October  1996)  and
                    President    and   Chief    Executive
                    Officer  (until  October 1995) of the
                    Manager;  President,  Chief Executive
                    Officer    and    a    director    of
                    Oppenheimer     Acquisition    Corp.,
                    Shareholders    Services   Inc.   and
                    Shareholder    Financials   Services,
                    Inc.  (until October 1995).  Oversees
                    43       portfolios       in      the
                    OppenheimerFunds complex.
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Sam Freedman,       Director   of   Colorado   Uplift  (a    $0        Over
Trustee since 1996  non-profit  charity) (since September             $100,000
Age: 62             1984).  Formerly (until October 1994)
                    Mr.  Freedman held several  positions
                    in     subsidiary    or    affiliated
                    companies  of the  Manager.  Oversees
                    43       portfolios       in      the
                    OppenheimerFunds complex.
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Beverly          L. Trustee  (since  1996) of  MassMutual   $0      $10,001-
Hamilton,           Institutional   Funds   and   of  MML           $50,000
Trustee since 2002  Series   Investment   Fund  (open-end
Age: 56             investment  companies);  Director  of
                    MML  Services  (since April 1987) and
                    America   Funds   Emerging    Markets
                    Growth  Fund  (since   October  1991)
                    (both are investment companies),  The
                    California  Endowment (a philanthropy
                    organization)   (since  April  2002),
                    and  Community  Hospital  of Monterey
                    Peninsula,  (since  February 2002); a
                    trustee  (since   February  2000)  of
                    Monterey  International  Studies  (an
                    educational  organization),   and  an
                    advisor   to   Unilever   (Holland)'s
                    pension  fund  and to  Credit  Suisse
                    First    Boston's    Sprout   venture
                    capital unit.  Mrs.  Hamilton also is
                    a    member    of   the    investment
                    committees    of   the    Rockefeller
                    Foundation,    the    University   of
                    Michigan   and   Hartford   Hospital.
                    Formerly,     President     (February
                    1991-April   2000)  ARCO   Investment
                    Management   Company.   Oversees   42
                    portfolios  in  the  OppenheimerFunds
                    complex.
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Robert J. Malone,   Director   (since   2001)   of  Jones  $10,001-   Over
Trustee since 2002  Knowledge,  Inc.  (a  privately  held  $50,000    $100,000
Age: 58             company),  U.S.  Exploration,   Inc.,
                    (since  1997),   Colorado  UpLIFT  (a
                    non-profit    organization)    (since
                    1986) and a trustee of the  Gallagher
                    Family     Foundation     (non-profit
                    organization)      (since      2000).
                    Formerly,  Chairman  of U.S.  Bank (a
                    subsidiary   of  U.S.   Bancorp   and
                    formerly   Colorado  National  Bank,)
                    (July   1996-April  1,  1999)  and  a
                    director of Commercial  Assets,  Inc.
                    (a  REIT)  (1993-2000).  Oversees  42
                    portfolios  in  the  OppenheimerFunds
                    complex.
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
F. William          Trustee  (since  1996) of  MassMutual   $0          Over
Marshall, Jr.,      Institutional   Funds   and   of  MML              $100,000
Trustee since 2001  Series   Investment   Fund  (open-end
Age: 61             investment    companies);     Trustee
                    (since  1987),  Chairman of the Board
                    (since  2003)  and  Chairman  of  the
                    investment   committee  (since  1994)
                    for    the     Worcester     Polytech
                    Institute;  President  and  Treasurer
                    (since  January 1999) of the SIS Fund
                    (a private not for profit  charitable
                    fund);  Trustee  (since  1995) of the
                    Springfield    Library   and   Museum
                    Association;  Trustee (since 1996) of
                    the   Community   Music   School   of
                    Springfield.  Formerly, member of the
                    investment     committee    of    the
                    Community   Foundation   of   Western
                    Massachusetts    (1998    -    2003);
                    Chairman (January  1999-July 1999) of
                    SIS & Family Bank,  F.S.B.  (formerly
                    SIS    Bank);    President,     Chief
                    Executive  Officer and Director  (May
                    1993-December  1998) of SIS Bankcorp,
                    Inc.    and   SIS   Bank    (formerly
                    Springfield  Institution for Savings)
                    and    Executive    Vice    President
                    (January  1999-July  1999) of Peoples
                    Heritage    Financial   Group,   Inc.
                    Oversees   43   portfolios   in   the
                    OppenheimerFunds complex.
----------------------------------------------------------------------------------

The address of Mr. Murphy in the chart below is 498 Seventh Avenue,  New York,
NY 10018. If elected,  Mr. Murphy will serve for an indefinite term, until his resignation, retirement, death or removal.

----------------------------------------------------------------------------------
Nominee for Interested Trustee
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                                                                                Aggregate
                                                                                Dollar
                                                                                Range of
                                                                                Shares
                                                                                Beneficially
Name, Position(s)      Principal Occupation(s) During Past       Dollar Range   Owned in the
Held   with   Fund,    5 Years; Other Trusteeships/              of Shares      Board II
Length  of  Service    Directorships Held by Nominee;            Beneficially   Funds
(as applicable) Fund   Number of Portfolios in Fund Complex      Owned in the   Overseen by
and Age                Currently Overseen by Nominee or Trustee  Fund           Nominee

----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                                                            As of May 23, 2003
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
John V. Murphy     Chairman,  Chief Executive Officer and    $0        Over
President      and director   (since   June   2001)   and             $100,000
Trustee,           President  (since  September  2000) of
since 2001         the Manager;  President and a director
Age: 54            or   trustee   of  other   Oppenheimer
                   funds;   President   and  a   director
                   (since   July  2001)  of   Oppenheimer
                   Acquisition  Corp.  and of Oppenheimer
                   Partnership    Holdings,    Inc.;    a
                   director   (since  November  2001)  of
                   OppenheimerFunds  Distributor,   Inc.;
                   Chairman  and a director  (since  July
                   2001) of  Shareholder  Services,  Inc.
                   and    of    Shareholder     Financial
                   Services,   Inc.;   President   and  a
                   director    (since   July   2001)   of
                   OppenheimerFunds   Legacy  Program  (a
                   charitable  trust program  established
                   by the  Manager);  a  director  of the
                   following      investment     advisory
                   subsidiaries   of    OppenheimerFunds,
                   Inc.:    OFI    Institutional    Asset
                   Management,  Inc. and Centennial Asset
                   Management      Corporation     (since
                   November  2001),   HarbourView   Asset
                   Management    Corporation    and   OFI
                   Private Investments,  Inc. (since July
                   2001);  President  (since  November 1,
                   2001)  and  a  director   (since  July
                   2001)  of   Oppenheimer   Real   Asset
                   Management,  Inc.;  a director  (since
                   November  2001) of Trinity  Investment
                   Management     Corp.    and    Tremont
                   Advisers,  Inc.  (investment  advisory
                   affiliates of the Manager);  Executive
                   Vice President  (since  February 1997)
                   of    Massachusetts     Mutual    Life
                   Insurance   Company   (the   Manager's
                   parent  company);  a  director  (since
                   June   1995)   of   DLB    Acquisition
                   Corporation  (a holding  company  that
                   owns  shares  of  David  L.  Babson  &
                   Company,   Inc.);   formerly,    Chief
                   Operating      Officer      (September
                   2000-June   2001)   of  the   Manager;
                   President   and   trustee    (November
                   1999-November   2001)  of  MML  Series
                   Investment    Fund   and    MassMutual
                   Institutional      Funds     (open-end
                   investment   companies);   a  director
                   (September  1999-August  2000) of C.M.
                   Life  Insurance  Company;   President,
                   Chief  Executive  Officer and director
                   (September  1999-August  2000)  of MML
                   Bay State Life  Insurance  Company;  a
                   director  (June   1989-June  1998)  of
                   Emerald   Isle  Bancorp  and  Hibernia
                   Savings    Bank    (a     wholly-owned
                   subsidiary  of Emerald Isle  Bancorp).
                   Oversees   73    portfolios   in   the
                   OppenheimerFunds complex.
----------------------------------------------------------------------------------

A. General Information Regarding the Board of Trustees.

The  Fund is  governed  by a Board  of  Trustees,  which  is  responsible  for protecting  the  interests of  shareholders.  The Trustees  meet  periodically throughout the year to oversee the Fund's  activities,  review its performance and review the actions of the  Manager,  which is  responsible  for the Fund's day-to-day  operations.  Six regular meetings of the Trustees were held during the fiscal year ended September 30, 2002.  Each of the incumbent  Trustees was present  for at  least  75% of the  aggregate  number  of  Board  of  Trustees meetings and  committees  on which that  Trustee  served that were held during the period.

B. Committees of the Board of Trustees.

The Board of Trustees  has  appointed  standing  Audit and Review  Committees.
Both Committees are comprised of Independent Trustees only.

The members of the Audit Committee are Edward L. Cameron  (Chairman),  William
L. Armstrong,  George C. Bowen and Robert J. Malone.  The Audit Committee held seven  meetings  during the fiscal year ended  September  30, 2002.  The Audit
Committee furnishes the Board with recommendations  regarding the selection of the Fund's independent  auditors.  Other main functions of the Audit Committee include,  but are not  limited  to:  (i)  reviewing  the scope and  results of audits and the audit fees  charged;  (ii)  reviewing  reports  from the Fund's independent  auditors regarding the Fund's internal accounting  procedures and controls;  and (iii) establishing a separate line of communication between the
Fund's independent auditors and its Independent Trustees.

The Audit Committee's functions include selecting and nominating,  to the full
Board,  nominees  for  election as  Trustees,  and  selecting  and  nominating
Independent  Trustees for  election.  The Audit  Committee  may, but need not, consider the advice and  recommendation  of the Manager and its  affiliates in selecting  nominees.  The full  Board  elects  new  Trustees  except for those instances when a shareholder vote is required.

To date,  the  Committee  has been able to identify  from its own resources an ample number of qualified  candidates.  Nonetheless,  shareholders  may submit names of individuals,  accompanied by complete and properly supported resumes, for the Audit  Committee's  consideration  by mailing such  information to the
Committee in care of the Fund.  The  Committee  may  consider  such persons at such time as it meets to consider possible nominees.  The Committee,  however, reserves sole  discretion to determine the  candidates to present to the Board and/or  shareholders  when it meets for the purpose of  considering  potential nominees.

The members of the Review  Committee are Jon S. Fossel  (Chairman),  Robert G.
Avis,  Sam  Freedman,  Beverly L.  Hamilton and F. William  Marshall,  Jr. The
Review  Committee held seven meetings  during the fiscal year ended  September
30, 2002.  Among other  functions,  the Review  Committee  reviews reports and makes  recommendations  to the Board  concerning  the fees paid to the  Fund's transfer  agent and the services  provided to the Fund by the transfer  agent.
The Review  Committee  also  reviews  the Fund's  investment  performance  and policies and procedures  adopted by the Fund to comply with Investment Company
Act and other applicable law.

Based on the Audit  Committee's  recommendation,  the Board of Trustees of the
Fund,  including a majority of the  Independent  Trustees,  at a meeting  held
October 22, 2002,  selected  Deloitte & Touche LLP ("Deloitte") as auditors of the Fund for the fiscal year beginning October 1, 2002.  Deloitte also serves as auditors for certain  other funds for which the Manager acts as  investment advisor and  provides  certain  auditing  and  non-auditing  services  for the
Manager and its subsidiaries.

      1. Audit Fees.

During the fiscal  years ended  September  30, 2001 and  September  30,  2002,
Deloitte  performed  audit  services for the Fund  including  the audit of the
Fund's  financial   statements,   review  of  the  Fund's  annual  report  and
registration  statement  amendment,  consultation on financial  accounting and reporting matters and meetings with the Board of Trustees.  The aggregate fees billed by Deloitte for those services for the fiscal year ended  September 30,
2001 were  $24,000  and for the fiscal  year  ended  September  30,  2002 were
$26,000.

      2. All Other Fees.

The Audit  Committee  Charter for the Audit  Committee  of the Fund's Board of
Trustees  provides  that the  Audit  Committee  shall  have the  authority  to pre-approve  the  performance  by  the  auditors  of  any  non-audit  service, including  tax  services,  for a fund,  if such  service  is not a  prohibited service under applicable law, and such  pre-approval  shall be required before any such service may be performed  for the Fund.  There were no fees billed by
Deloitte for services  rendered to the Fund other than the services  described above under "Audit Fees" for the fiscal year ended September 30, 2002.  During the fiscal  years  ended  September  30, 2001 and 2002,  Deloitte  audited the
Manager's  financial  statements  as well as the  financial  statements of the
Manager's  parent  company  and  certain  affiliated  companies  that  provide ongoing  services to the Fund.  Deloitte  was paid a total of $240,400 in 2001 and  $282,800  in 2002 for those  services.  Additionally,  Deloitte  provided certain tax accounting and other consulting  services to the parent company of the  Manager.  Deloitte  was paid a total of  $138,513  in 2001 and $77,900 in
2002  for  those  services.  There  were no other  non-audit  fees  billed  by
Deloitte for  services  rendered to the  Manager,  or any entity  controlling, controlled by or under common  control with the Manager that provides  ongoing services to the Fund for the fiscal years ended September 30, 2001 or 2002.

The Audit  Committee  of the Fund's Board of Trustees  considered  whether the
provision  of  these  non-audit   services  is  compatible  with   maintaining
Deloitte's  independence with respect to the audit services it provides to the
Fund and  concluded  that the  provision of such  services did not  compromise
Deloitte's independence.

Representatives  of Deloitte are not expected to be present at the Meeting but will be available should any matter arise requiring their presence.

C. Additional Information Regarding Trustees.

The  Fund's  Independent  Trustees  are paid a  retainer  plus a fixed fee for attending each meeting and are reimbursed for expenses  incurred in connection with  attending  such  meetings.  Each Board II Fund for which they serve as a director or trustee pays a share of those expenses.

The  officers  of the  Fund  and one  Trustee  of the Fund  (Mr.  Murphy)  are
affiliated  with the Manager  and receive no salary or fee from the Fund.  The remaining  Trustees of the Fund received the compensation shown below from the
Fund with respect to the Fund's  fiscal year ended  September  30,  2002.  The compensation  from  all  43  of  the  Board  II  Funds  (including  the  Fund)
represents  compensation  received  for  serving as a director  or trustee and member of a committee (if  applicable) of the boards of those funds during the calendar year 2002.

-------------------------------------------------------------------------------
                                                        Total Compensation
Name of Trustee or                   Aggregate          From Fund and Fund
Nominee and Other Fund               Compensation       Complex Paid to
Position(s) (as applicable)          from Fund1         Trustee or Nominee*
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
James C. Swain                       $9,820             $177,996
Chairman of the Board of Trustees
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
William L. Armstrong                 $5,801             $92,076
Audit Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Robert G. Avis                       $5,844             $92,199
Review Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
George C. Bowen                      $5,586             $91,124
Audit Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Edward L. Cameron                    $5,575             $99,743
Audit Committee Chairman
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Jon S. Fossel                        $6,192             $94,590
Review Committee Chairman
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Sam Freedman                         $6,135             $92,199
Review Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Beverly L. Hamilton2                 $2,156             $113,6593
Review Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Robert J. Malone2                    $2,1564            $58,326
Audit Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
F. William Marshall, Jr.             $5,143             $138,1245
Review Committee Member
-------------------------------------------------------------------------------

1. Aggregate  Compensation from Fund includes fees and deferred  compensation, if any, for a Trustee.
2. Mrs.  Hamilton  and Mr.  Malone  were  elected as  Trustees of the Board II
Funds effective June 1, 2002.  Compensation  for Mrs.  Hamilton and Mr. Malone
was paid by all the Board II Funds,  with the exception of Oppenheimer  Senior
Floating  Rate Fund for which they  currently do not serve as Trustees  (total of 42 Oppenheimer funds).
3. Includes $55,333  compensation (of which 100% was deferred under a deferred compensation  plan)  paid to Mrs.  Hamilton  for  serving  as a trustee by two open-end investment companies  (MassMutual  Institutional Funds and MML Series
Investment  Fund) the  investment  adviser  for which is the  indirect  parent company of the Fund's  Manager.  The Manager also serves as the Sub-Advisor to
the   MassMutual   International   Equity   Fund,   a  series  of   MassMutual
Institutional Funds.
4. Includes $2,156 deferred under Deferred Compensation Plan described below.
5.  Includes  $47,000  compensation  paid to Mr.  Marshall  for  serving  as a trustee by two open-end investment companies  (MassMutual  Institutional Funds and MML  Series  Investment  Fund)  the  investment  adviser  for which is the indirect parent company of the Fund's Manager.  The Manager also serves as the
Sub-Advisor  to  the  MassMutual   International  Equity  Fund,  a  series  of
MassMutual Institutional Funds.
* For purposes of this section only,  "Fund Complex"  includes the Oppenheimer funds,  MassMutual  Institutional  Funds  and MML  Series  Investment  Fund in
accordance with the  instructions for Form N-1A. The Manager does not consider
MassMutual  Institutional  Funds and MML Series  Investment Fund to be part of the OppenheimerFunds "Fund Complex" as that term may be otherwise interpreted.

The  Board  of  Trustees  has  adopted  a  Deferred   Compensation   Plan  for
Independent  Trustees  that enables  Trustees to elect to defer receipt of all or a portion of the annual fees they are  entitled  to receive  from the Fund.
Under  the plan,  the  compensation  deferred  by a  Trustee  is  periodically adjusted as though an equivalent  amount had been invested in shares of one or more  Oppenheimer  funds  selected  by the  Trustee.  The  amount  paid to the
Trustee under the plan will be determined  based upon the  performance  of the selected funds.  Deferral of Trustees' fees under the plan will not materially affect the Fund's assets,  liabilities or net income per share.  The plan will not  obligate  the Fund to retain the  services  of any  Trustee or to pay any particular amount of compensation to any Trustee.

D. Information regarding Officers.

Information  is given below about the executive  officers who are not Trustees or  nominees  for Trustee of the Fund,  including  their  business  experience during the past five years.  Each  officer  holds the same offices with one or more of the other funds in the OppenheimerFunds complex.

The address of the  Officers  in the chart  below is as  follows:  for Messrs.
Molleur and Zack and Ms. Feld,  498 Seventh  Avenue,  New York, NY 10018,  for
Messrs.  Masterson,  Vottiero and Wixted and Mses.  Bechtolt and Ives, 6803 S.
Tucson Way,  Centennial,  CO 80112-3924 and for Mr. Manioudakis,  10 St. James
Avenue,  Boston,  MA 02116.  Each Officer serves for an indefinite  term until his or her earlier resignation,  death,  disqualification or removal. In light of Mr.  Murphy's  nomination as a trustee,  his  biographical  information  is provided above.

---------------------------------------------------------------------------------
Name, Address, Age,
Position(s) Held with Fund
and Length of Service           Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Angelo Manioudakis,             Senior  Vice  President  of the  Manager  (since
Vice President and Portfolio    April 2002);  an officer of 12 portfolios in the
Manager since 2002              OppenheimerFunds   complex;  formerly  Executive
Age: 36                         Director  and  portfolio   manager  for  Miller,
                                Anderson & Sherrerd, a  division  of  Morgan
                                Stanley   Investment    Management    (August
                                1993-April 2002).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brian W. Wixted,                Senior  Vice  President  and  Treasurer   (since
Treasurer since 1999            March  1999) of the  Manager;  Treasurer  (since
Age: 43                         March  1999)  of  HarbourView  Asset  Management
                                Corporation,    Shareholder   Services,    Inc.,
                                Oppenheimer Real Asset  Management  Corporation,
                                Shareholder     Financial    Services,     Inc.,
                                Oppenheimer  Partnership  Holdings,   Inc.,  OFI
                                Private  Investments,  Inc.  (since March 2000),
                                OppenheimerFunds    International    Ltd.    and
                                Oppenheimer  Millennium Funds plc (offshore fund
                                management  subsidiaries  of the Manager) (since
                                May   2000)   and   OFI   Institutional    Asset
                                Management,    Inc.   (since   November   2000);
                                Treasurer  and Chief  Financial  Officer  (since
                                May 2000) of Oppenheimer  Trust Company (a trust
                                company  subsidiary of the  Manager);  Assistant
                                Treasurer  (since  March  1999)  of  Oppenheimer
                                Acquisition  Corp. and  OppenheimerFunds  Legacy
                                Program (since April 2000);  formerly  Principal
                                and Chief  Operating  Officer (March  1995-March
                                1999),   Bankers   Trust   Company-Mutual   Fund
                                Services  Division.  An officer of 89 portfolios
                                in the OppenheimerFunds complex.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Connie Bechtolt,                Assistant  Vice  President of the Manager (since
Assistant Treasurer since 2002  September    1998);     formerly    Manager/Fund
Age: 40                         Accounting  (September  1994-September  1998) of
                                the Manager.  An officer of 89 portfolios in the
                                OppenheimerFunds complex.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Philip Vottiero,                Vice  President/Fund  Accounting  of the Manager
Assistant Treasurer since 2002  (since     March    2002);     formerly     Vice
Age: 40                         President/Corporate  Accounting  of the  Manager
                                (July  1999-March  2002)  prior  to which he was
                                Chief Financial  Officer at Sovlink  Corporation
                                (April   1996-June   1999).  An  officer  of  89
                                portfolios in the OppenheimerFunds complex.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert G. Zack,                 Senior  Vice  President  (since  May  1985)  and
Vice President and Secretary    General  Counsel  (since  February  2002) of the
since 2001                      Manager;  General  Counsel and a director (since
Age: 54                         November 2001) of OppenheimerFunds  Distributor,
                                Inc.;  Senior Vice President and General Counsel
                                (since  November  2001)  of  HarbourView   Asset
                                Management  Corporation;  Vice  President  and a
                                director  (since  November  2000) of Oppenheimer
                                Partnership   Holdings,    Inc.;   Senior   Vice
                                President,   General   Counsel  and  a  director
                                (since  November 2001) of Shareholder  Services,
                                Inc., Shareholder Financial Services,  Inc., OFI
                                Private  Investments,  Inc.,  Oppenheimer  Trust
                                Company and OFI Institutional  Asset Management,
                                Inc.;  General  Counsel (since November 2001) of
                                Centennial  Asset  Management   Corporation;   a
                                director  (since  November  2001) of Oppenheimer
                                Real   Asset   Management,    Inc.;    Assistant
                                Secretary and a director  (since  November 2001)
                                of  OppenheimerFunds  International  Ltd.;  Vice
                                President     (since     November    2001)    of
                                OppenheimerFunds   Legacy   Program;   Secretary
                                (since    November    2001)    of    Oppenheimer
                                Acquisition   Corp.;   formerly  Acting  General
                                Counsel   (November   2001-February   2002)  and
                                Associate   General  Counsel  (May  1981-October
                                2001) of the  Manager;  Assistant  Secretary  of
                                Shareholder  Services,  Inc. (May  1985-November
                                2001),   Shareholder  Financial  Services,  Inc.
                                (November 1989-November 2001);  OppenheimerFunds
                                International  Ltd. and  Oppenheimer  Millennium
                                Funds  plc  (October   1997-November  2001).  An
                                officer    of    89     portfolios     in    the
                                OppenheimerFunds complex.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Katherine P. Feld,              Vice  President and Senior  Counsel  (since July
Assistant Secretary since 2001  1999)  of the  Manager;  Vice  President  (since
Age: 45                         June  1990)  of  OppenheimerFunds   Distributor,
                                Inc.;  Director,  Vice  President  and Assistant
                                Secretary  (since June 1999) of Centennial Asset
                                Management  Corporation;  Vice President  (since
                                1997)  of  Oppenheimer  Real  Asset  Management,
                                Inc.;  formerly  Vice  President  and  Associate
                                Counsel of the Manager  (June  1990-July  1999).
                                An   officer   of   89    portfolios    in   the
                                OppenheimerFunds complex.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kathleen T. Ives,               Vice  President  and  Assistant  Counsel  (since
Assistant Secretary since 2001  June  1998)  of  the  Manager;   Vice  President
Age: 37                         (since  1999) of  OppenheimerFunds  Distributor,
                                Inc.;  Vice  President and  Assistant  Secretary
                                (since  1999)  of  Shareholder  Services,  Inc.;
                                Assistant  Secretary  (since  December  2001) of
                                OppenheimerFunds  Legacy Program and Shareholder
                                Financial  Services,  Inc.;  formerly  Assistant
                                Vice  President  and  Assistant  Counsel  of the
                                Manager  (August   1997-June  1998);   Assistant
                                Counsel  of  the  Manager  (August   1994-August
                                1997).  An  officer  of  89  portfolios  in  the
                                OppenheimerFunds complex.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Philip T. Masterson,            Vice  President  and  Assistant  Counsel  of the
Assistant Secretary since 2002  Manager   (since   July  1998);   formerly,   an
Age: 39                         associate with Davis, Graham, & Stubbs  LLP
                                (January  1997-June  1998).  An  officer  of  89
                                portfolios in the OppenheimerFunds complex.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Denis R. Molleur,               Vice   President  and  Senior   Counsel  of  the
Assistant Secretary since 2001  Manager  (since  July  1999);  formerly  a  Vice
Age: 45                         President and  Associate  Counsel of the Manager
                                (September  1995-July  1999).  An  officer of 82
                                portfolios in the OppenheimerFunds complex.
---------------------------------------------------------------------------------

All officers serve at the pleasure of the Board.  As of __________,  2003, the
Trustees,  nominees  for Trustee and  officers,  individually  and as a group, beneficially  owned  ____________  shares [or less than 1%] of the outstanding
Class A  shares  and no Class B,  Class  C,  Class N or Class Y shares  of the
Fund.  The  foregoing  statement  does not reflect  ownership of shares of the
Fund held of record by an employee  benefit plan for employees of the Manager, other than the shares  beneficially  owned  under the plan by the  officers of the Fund listed above. In addition,  each Independent  Trustee, and his or her
family   members,   do  not  own   securities   of  either   the   Manager  or
OppenheimerFunds  Distributor,  Inc. (the "Distributor" of the Board II Funds)
or any person  directly  or  indirectly  controlling,  controlled  by or under common control with the Manager or Distributor.

                 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
              A VOTE FOR THE ELECTION OF EACH NOMINEE AS TRUSTEE

PROPOSAL 2: TO APPROVE THE  ELIMINATION OF THE FUND'S  FUNDAMENTAL  INVESTMENT
POLICY ON INVESTING IN U.S. GOVERNMENT SECURITIES

The Fund,  as a matter of  fundamental  policy,  invests  only in  obligations
issued  or   guaranteed   by  the  U.S.   government   or  its   agencies  and
instrumentalities,  repurchase  agreements  on those  securities  and  hedging instruments  approved by its Board of Trustees.  This  fundamental  policy was added when the Fund was  organized  in 1986 to enable the Fund's  shares to be marketed to credit unions,  banks and other  institutions whose own investment policies  limited  their  investment  to mutual funds  investing  only in U.S.
government  securities.  In the ensuing  years,  the Manager has observed that such a policy has hindered its ability to seek competitive  yields compared to other funds in the Lipper Short U.S.  Government  category which may invest up to 20%  of  their  assets  in  fixed-income  securities  which  are  not  U.S.
government securities.  Additionally,  the Fund has long ceased to be targeted to credit  unions and banks,  and  therefore  the  rationale  for the original limitation no longer applies.

The Trustees  recommend  replacing the Fund's  fundamental policy on investing in U.S.  government  securities with a revised,  non-fundamental  policy which will  require  that  the  Fund  invest  at  least  80% of its  assets  in U.S.
government securities.  If shareholders approve this change, the remaining 20%
of the Fund's assets may be invested in  mortgage-backed  securities  that are
not  issued  or   guaranteed   by  the  U.S.   government,   its  agencies  or
instrumentalities,  asset-backed  securities,  investment grade corporate debt obligations  (having a rating,  at the time of  acquisition  by the Fund of at least BBB by Standard & Poor's Rating  Service  or Baa by Moody's  Investors
Service or a  comparable  rating by another  nationally-recognized  securities rating  organization,  or,  if  unrated,  deemed  by  the  Manager  to  have a comparable  rating) and  certain  other high  quality  debt  obligations.  The current  fundamental  policy and  proposed  non-fundamental  policy are listed below.

   Current Fundamental Policy                Proposed Non-Fundamental Policy
   --------------------------                -------------------------------
The   Fund   invests   only   in  U.S.   The Fund  invests  at least  80% of its
government      debt       securities,   net assets  (plus  borrowings  used for
repurchase    agreements    on   those   investment     purposes)     in    debt
securities  and  hedging   instruments   securities    issued    by   the   U.S.
approved by its Board of Trustees.       government,     its     agencies    and
                                         instrumentalities,           repurchase
                                         agreements  on  those   securities  and
                                         hedging  instruments  approved  by  its
                                         Board of Trustees.

The  following are  descriptions  of the types of securities in which the Fund may  invest  the  remaining  20% of its assets if  shareholders  approve  this proposal and the risks associated with those securities.

Debt  securities are subject to credit risk.  Credit risk is the risk that the issuer of a debt security  might not make  interest and principal  payments on the security as it becomes due. A downgrade  in an issuer's  credit  rating or other  adverse  news about an issuer  can  reduce  the value of that  issuer's securities.  Securities  directly  issued  by the U.S.  Treasury  and  certain agencies  that are backed by the full faith and credit of the U.S.  government have little credit risk, and  securities  issued by other agencies of the U.S.
government  generally  have low  credit  risks.  Securities  issued by private issuers have greater  credit risks.  If an issuer fails to pay  interest,  the
Fund's  income may be  reduced.  If an issuer  fails to repay  principal,  the value of that security and of the Fund's shares may be reduced.

As stated above,  if shareholders  approve this Proposal,  the Fund may invest in corporate debt securities  rated investment  grade.  While securities rated
"Baa" by Moody's or "BBB" by S&P or Fitch are  investment  grade and are not regarded as junk bonds,  those  securities may be subject to special risks and have some speculative characteristics.

Mortgage-related    securities   are   a   form   of   derivative   investment
collateralized  by pools of  commercial  or  residential  mortgages.  Pools of
mortgage   loans  are  assembled  as  securities  for  sale  to  investors  by government  agencies  or  entities  or by private  issuers.  These  securities include  collateralized  mortgage obligations ("CMOs"),  mortgage pass-through securities,  stripped  mortgage  pass-through  securities,  interests  in real estate mortgage  investment  conduits ("REMICs") and other real estate-related securities.

Mortgage-related  securities  that are issued or  guaranteed  by  agencies  or instrumentalities  of the U.S.  government have relatively  little credit risk
(depending  on the nature of the  issuer)  but are  subject to  interest  rate risks and prepayment risks, as described in the Prospectus.

As with other debt securities, the prices of mortgage-related  securities tend
to  move   inversely  to  changes  in  interest   rates.   The  Fund  can  buy
mortgage-related  securities  that have interest  rates that move inversely to changes in general  interest  rates,  based on a multiple of a specific index.
Although the value of a  mortgage-related  security may decline when  interest rates rise, the converse is not always the case.

In  periods of  declining  interest  rates,  mortgages  are more  likely to be prepaid.  Therefore,  a mortgage-related  security's maturity can be shortened by unscheduled  prepayments on the underlying mortgages.  Therefore, it is not possible to predict  accurately  the security's  yield.  The principal that is returned earlier than expected may have to be reinvested in other  investments having a lower yield than the prepaid  security.  Therefore,  these securities may be  less  effective  as a  means  of  "locking  in"  attractive  long-term interest  rates,  and they may have less  potential  for  appreciation  during periods of declining  interest rates, than conventional  bonds with comparable state maturities.

Prepayment  risks  can  lead to  substantial  fluctuations  in the  value of a mortgage-related  security.  In turn,  this can affect the value of the Fund's shares. If a  mortgage-related  security has been purchased at a premium,  all or part of the  premium the Fund paid may be lost if there is a decline in the market value of the security,  whether that results from interest rate changes
or  prepayments  on  the  underlying  mortgages.   In  the  case  of  stripped
mortgage-related  securities,  if they experience  greater rates of prepayment than were anticipated,  the Fund may fail to recoup its initial  investment on the security.

During   periods  of   rapidly   rising   interest   rates,   prepayments   of
mortgage-related  securities may occur at slower than expected  rates.  Slower prepayments  effectively may lengthen a mortgage-related  security's  expected maturity.  Generally,  that would cause the value of the security to fluctuate more widely in responses to changes in interest  rates.  If the prepayments on the Fund's  mortgage-related  securities were to decrease broadly,  the Fund's effective  duration and therefore its  sensitivity  to interest  rates,  would increase.

As with other debt securities,  the values of mortgage-related  securities may be affected by changes in the market's  perception of the  creditworthiness of the entity issuing the securities or guaranteeing  them. Their values may also be affected by changes in government regulations and tax policies.

Asset-backed   securities   are   fractional   interests  in  pools  of  loans
collateralized  by  the  loans  or  other  assets  or  receivables.  They  are typically  issued by trusts and  special  purpose  corporations  that pass the income  from  the  underlying  pool  to  the  buyer  of  the  interest.  These securities  are  subject  to  prepayment  risks and the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool.

Private-Issuer  Securities  do not  offer  any  credit  backing  of  the  U.S.
government.  These  include  multi-class  debt  or  pass-through  certificates secured by  mortgage  loans.  They may be issued by banks,  savings and loans, mortgage bankers or special trusts.  Private issuer  securities are subject to the credit  risks of the  issuers.  There is the risk that the issuers may not make timely payment of interest or repay principal when due,  although in some cases those payment  obligations  may be supported by insurance or guarantees.
The  Fund  will  limit  its  investments  in  private  issuer   securities  to
securities  rated  within  the  four  highest  rating  categories  of  Moody's
Investors  Service, Inc. or Standard & Poor's  Rating  Service  and unrated securities  that the Manager  deems  comparable  to rated  securities in those categories.  These are known as "investment-grade"  securities.  The Fund will not be required  to  automatically  dispose of a security if its rating  falls after the Fund buys it.  However,  the Manager will evaluate those  securities to determine whether to keep them in the Fund's portfolio.

Zero-Coupon bonds pay no interest.  They are issued at a substantial  discount from their face value.  They may be securities  issued by the U.S.  government or private issuers.

"Stripped"  securities  are the separate  income or principal  components of a
debt  security.  Some  CMOs  or  other  mortgage-related   securities  may  be
stripped,  with each component  having a different  proportion of principal or interest payments.  One class might receive all the interest and the other all the principal payments.

Zero-coupon  and stripped  securities are subject to greater  fluctuations  in
price  from   interest  rate  changes  than  typical   interest-bearing   debt
securities.  The Fund may have to pay out the  imputed  income on zero  coupon securities  without  receiving  the cash  currently,  causing the Fund to sell portfolio  securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Stripped  securities are particularly  sensitive to changes in interest rates.
The values of interest-only  and  principal-only  mortgage-related  securities are very sensitive to changes in interest rates and  prepayments of underlying mortgages.  The  market  for  these  securities  may  be  limited,  making  it difficult for the Fund to sell its holdings at an acceptable price.

Although the revised,  non-fundamental policy could be changed by the Trustees in the future  without  shareholder  approval,  shareholders  would receive at least 60 days'  prior  notice of any  proposed  material  change in the Fund's policy regarding the minimum amount it invests in U.S. government  securities.
Approval of this proposal will not affect the Fund's  investment  objective of seeking  high current  return and safety of  principal  or the Fund's  limited duration policy.

                 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                THAT YOU APPROVE THE PROPOSAL DESCRIBED ABOVE

                          INFORMATION ABOUT THE FUND

Fund Information.  As of the close of business on August 1, 2003, the Fund had
____________________       shares       outstanding,       consisting       of
_______________________  Class A,  ________________  Class B,  _______________
Class C,  __________________  Class N and  _________________  Class Y  shares.
Each  share  has  voting  rights  as stated  in this  Proxy  Statement  and is entitled to one vote for each share (and a  fractional  vote for a  fractional share).

Beneficial  Owners.  Occasionally,  the  number  of shares of the Fund held in
"street name" accounts of various  securities dealers for the benefit of their clients as well as the number of shares held by other  shareholders  of record may exceed 5% of the total shares outstanding. As of _____________,  2003, the only  persons  who owned of record or were  known by the Fund to  beneficially own 5% or more of any class of the Fund's outstanding shares were:

[to be provided]

The Manager,  the Distributor and the Transfer Agent. Subject to the authority of the Board of  Trustees,  the  Manager  is  responsible  for the  day-to-day management  of  the  Fund's  business  pursuant  to  its  investment  advisory
agreement   with   the   Fund.   OppenheimerFunds   Distributor,   Inc.   (the
"Distributor"),  a wholly  owned  subsidiary  of the  Manager,  is the general distributor of the Fund's shares.  The Manager and the Distributor are located at 498  Seventh  Avenue,  New York,  NY 10018.  OppenheimerFunds  Services,  a
division of the  Manager,  located at 6803 South  Tucson Way,  Centennial,  CO
80112,  serves as the transfer and shareholder  servicing agent (the "Transfer
Agent") for the Fund, for which it was paid  $2,948,149 by the Fund during the fiscal year ended September 30, 2002.

The  Manager  (including   affiliates  and  subsidiaries)   currently  manages
investment  companies,  including the Oppenheimer  funds,  with assets of more than $130  billion as of June 30,  2003,  including  more than 65 funds having more  than 7 million  shareholder  accounts.  The  Manager  is a wholly  owned subsidiary  of  Oppenheimer  Acquisition  Corp.  ("OAC"),  a  holding  company controlled by Massachusetts Mutual Life Insurance Company ("MassMutual").  The
Manager,  the Distributor and OAC are located at 498 Seventh Avenue, New York,
New York  10018.  MassMutual  is located at 1295  State  Street,  Springfield,
Massachusetts  01111.  OAC  acquired  the  Manager on  October  22,  1990.  As indicated  below,  the common  stock of OAC is owned by (i)  certain  officers and/or directors of the Manager,  (ii) MassMutual and (iii) another  investor.
No  institution or person holds 5% or more of OAC's  outstanding  common stock except  MassMutual.  MassMutual  has  engaged in the life  insurance  business since 1851.

The common stock of OAC is divided into three  classes.  At February 28, 2003,
MassMutual  held (i) all of the  21,600,000  shares  of Class A voting  stock,
(ii) 12,642,025  shares of Class B voting stock, and (iii)  21,178,801  shares of Class C non voting stock in OAC. This collectively  represented  96.116% of the  outstanding  common  stock and  97.065% of the voting  power of OAC as of that date.  Certain  officers and/or directors of the Manager held (i) 663,481 shares of the Class B voting  stock,  representing  .0115% of the  outstanding common stock and .0188% of the voting  power,  (ii) 297,684  shares of Class C non voting stock, and (iii) options acquired without cash payment which,  when they become  exercisable,  allow the  holders to  purchase up to $8.3  million shares of Class C non voting stock.  That group includes  persons who serve as officers of the Fund and John V. Murphy, who serves as a Trustee of the Fund.

Holders of OAC Class B and Class C common  stock may put (sell)  their  shares and vested  options to OAC or  MassMutual  at a formula price (based on, among other things,  the revenue,  income,  working capital,  and excess cash of the
Manager).  MassMutual may exercise call (purchase)  options on all outstanding shares of both such  classes of common  stock and  vested  options at the same formula  price.  Since  August  1998,  the only  transactions  by a person who served or will serve,  if elected,  as a Trustee of the Fund were by Mr. Swain and Mr.  Bowen.  During that  period,  Mr. Swain sold 93,000 Class B shares to
MassMutual for a cash payment of $4,278,930 and surrendered  for  cancellation
263,423  options to  MassMutual  for combined  cash  payments of  $11,328,836.
During the period,  Mr. Bowen sold 11,420 Class B shares to  MassMutual  for a cash payment of $357,789 and surrendered for  cancellation  237,640 options to
MassMutual for combined cash payments of $1,978,140.

The names and principal  occupations  of the executive  officers and directors of the  Manager  are as  follows:  John  Murphy,  Chairman,  President,  Chief
Executive  Officer and a director;  Kurt Wolfgruber,  Executive Vice President and Chief  Investment  Officer;  Robert G. Zack,  Senior  Vice  President  and
General  Counsel;  Andrew  Ruotolo,  Executive  Vice President and a director;
Craig  Dinsell and James Ruff,  Executive  Vice  Presidents;  Brian W. Wixted,
Senior Vice  President and  Treasurer;  and Charles  Albers,  Bruce  Bartlett,
Robert  Bonomo,  Bruce Dunbar,  Ronald H.  Fielding,  John  Forrest,  P. Lyman
Foster,  Robert B. Grill,  Robert Guy, Ruggero deRossi,  Steve Ilnitzki,  Lynn
Oberist Keeshan,  Thomas W. Keffer,  Chris Leavy, Angelo Manioudakis,  Charles
McKenzie,  Andrew J. Mika, David Robertson,  Keith Spencer,  Arthur Steinmetz,
John Stoma,  Martin  Telles,  Jerry A. Webman,  William L. Wilby,  Donna Winn,
Kenneth  Winston,  Philip  Witkower,  Carol Wolf and Arthur J. Zimmer,  Senior
Vice  Presidents.  These  officers are located at one of the three  offices of the Manager:  498 Seventh Avenue,  New York, NY 10018;  6803 South Tucson Way,
Centennial, CO 80112; and 350 Linden Oaks, Rochester, NY 14625-2807.

Custodian.  Citibank,  N.A.,  399 Park  Avenue,  New York,  NY 10043,  acts as custodian of the Fund's securities and other assets.

Reports  to  Shareholders  and  Financial  Statements.  The  Annual  Report to
Shareholders of the Fund,  including financial  statements of the Fund for the
fiscal  year  ended   September  30,  2002,  has   previously   been  sent  to
shareholders.  The Semi-Annual  Report to Shareholders of the Fund as of March
31,  2003  also  has  previously  been  sent to  shareholders.  Upon  request, shareholders  may  obtain  without  charge  a copy of the  Annual  Report  and
Semi-Annual  Report by writing the Fund at the address  above,  or calling the
Fund   at    1.800.708.7780    or   visiting   the   Manager's    website   at
www.oppenheimerfunds.com.  The Fund's  transfer  agent will  provide a copy of the reports promptly upon request.

To avoid sending  duplicate copies of materials to households,  the Fund mails only  one  copy of each  prospectus  and  annual  and  semi-annual  report  to shareholders having the same last name and address on the Fund's records.  The consolidation  of  these  mailings,  called  householding,  benefits  the Fund through reduced mailing expenses.

If you  want  to  receive  multiple  copies  of  these  materials  or  request
householding   in  the   future,   you  may   call  the   Transfer   Agent  at
1.800.708.7780.  You may also notify the Transfer Agent in writing. Individual copies of  prospectuses  and reports  will be sent to you within 30 days after the Transfer Agent receives your request to stop householding.

               FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation  of  Proxies.  The cost of  preparing,  printing  and mailing the proxy ballot,  notice of meeting, and this Proxy Statement and all other costs
incurred  with  the   solicitation   of  proxies,   including  any  additional
solicitation by letter,  telephone or otherwise,  will be paid by the Fund. In addition  to  solicitations  by mail,  officers  of the Fund or  officers  and employees of the  Transfer  Agent,  without  extra  compensation,  may conduct additional solicitations personally or by telephone.

Proxies  also  may be  solicited  by a proxy  solicitation  firm  hired at the
Fund's expense to assist in the  solicitation  of proxies.  Currently,  if the
Fund determines to retain the services of a proxy  solicitation firm, the Fund anticipates retaining Alamo Direct Mail Services,  Inc. Any proxy solicitation firm  engaged  by the Fund,  among  other  things,  will be: (i)  required  to maintain the confidentiality of all shareholder  information;  (ii) prohibited from  selling or otherwise  disclosing  shareholder  information  to any third party; and (iii) required to comply with applicable telemarketing laws.

If the Fund  does  engage  a proxy  solicitation  firm,  as the  Meeting  date
approaches,   certain   shareholders  may  receive   telephone  calls  from  a
representative  of the  solicitation  firm if  their  vote  has  not yet  been received.  Authorization  to permit the  solicitation  firm to execute proxies may be obtained by  telephonic  instructions  from  shareholders  of the Fund.
Proxies that are obtained  telephonically  will be recorded in accordance with the  procedures  set forth  below.  These  procedures  have been  designed  to reasonably  ensure  that the  identity  of the  shareholder  providing  voting instructions is accurately  determined and that the voting instructions of the shareholder are accurately recorded.

In all cases where a telephonic  proxy is  solicited,  the  solicitation  firm representative is required to ask for each shareholder's  full name,  address, the  last  four  digits  of the  shareholder's  social  security  or  employer identification  number,  title (if the  shareholder  is  authorized  to act on behalf  of  an  entity,  such  as a  corporation)  and  to  confirm  that  the shareholder  has received the Proxy  Statement  and ballot in the mail. If the
information   solicited   agrees   with  the   information   provided  to  the
solicitation   firm,   the   solicitation   firm    representative   has   the
responsibility to explain the process,  read the proposals listed on the proxy ballot,  and ask for the  shareholder's  instructions on such  proposals.  The solicitation  firm  representative,  although he or she is permitted to answer questions about the process,  is not permitted to recommend to the shareholder how to vote. The solicitation firm  representative may read any recommendation set forth in the Proxy Statement.  The solicitation firm  representative  will record the shareholder's  instructions.  Within 72 hours, the shareholder will be sent a confirmation  of his or her vote asking the  shareholder to call the solicitation  firm  immediately if his or her  instructions  are not correctly reflected in the confirmation.

It is  anticipated  the cost of  engaging a proxy  solicitation  firm will not
exceed  $25,000  plus  the  additional   out-of-pocket   costs,  that  may  be
substantial,  incurred in connection with contacting those  shareholders  that have not  voted.  Brokers,  banks and other  fiduciaries  may be  required  to forward  soliciting  material to their principals and to obtain  authorization for the execution of proxies.  For those services,  they will be reimbursed by the Fund for their expenses.

If the shareholder wishes to participate in the Meeting,  but does not wish to give his or her proxy  telephonically,  the  shareholder  may still submit the proxy  ballot  originally  sent with the Proxy  Statement  in the postage paid envelope provided or attend in person.  Should shareholders require additional information  regarding  the proxy ballot or a replacement  proxy ballot,  they may contact us toll-free at 1.800.708.7780.  Any proxy given by a shareholder, whether in writing or by telephone,  is revocable as described below under the paragraph entitled "Revoking a Proxy."

Please take a few  moments to complete  your proxy  ballot  promptly.  You may provide  your  completed  proxy  ballot via  facsimile,  telephonically  or by mailing the proxy ballot in the postage paid envelope  provided.  You also may cast your vote by attending the Meeting in person if you are a record owner.

Telephone  Voting.  The Fund has arranged to have votes recorded by telephone.
Shareholders  must enter a unique  control  number  found on their  respective proxy ballots  before  providing  voting  instructions  by telephone.  After a shareholder  provides his or her voting  instructions,  those instructions are read back to the  shareholder  and the  shareholder  must  confirm  his or her voting  instructions  before  disconnecting  the  telephone  call.  The voting
procedures  used  in  connection   with  telephone   voting  are  designed  to
reasonably  authenticate the identity of shareholders,  to permit shareholders to authorize the voting of their shares in accordance with their  instructions and to confirm that their instructions have been properly recorded.

Voting By  Broker-Dealers.  Shares owned of record by a broker-dealer  for the benefit  of its  customers  ("street  account  shares")  will be  voted by the broker-dealer  based  on  instructions  received  from  its  customers.  If no instructions are received,  the  broker-dealer may (if permitted by applicable stock exchange rules) vote, as record holder of such shares,  for the election of Trustees and on the Proposals in the same proportion as that  broker-dealer votes street account shares for which it has received  voting  instructions in time to be voted.  Beneficial  owners of street  account shares cannot vote in person at the meeting. Only record owners may vote in person at the meeting.

A "broker  non-vote"  is deemed to exist when a proxy  received  from a broker indicates  that the broker does not have  discretionary  authority to vote the shares on that matter.  Abstentions  and broker  non-votes  will have the same effect as a vote against the proposal.

Voting by the Trustee for OppenheimerFunds-Sponsored  Retirement Plans. Shares
held in  OppenheimerFunds-sponsored  retirement  accounts  for which votes are not  received as of the last  business  day before the Meeting  Date,  will be voted by the trustee for such  accounts in the same  proportion  as Shares for which voting  instructions from the Fund's other shareholders have been timely received.

Quorum.  The  presence  in  person  or by proxy of the  holders  of  record of one-third of the shares  outstanding and entitled to vote constitutes a quorum at the Meeting for  purposes of electing  Trustees.  The presence in person or by  proxy  of the  holders  of more  than 50% of the  shares  outstanding  and entitled  to  vote  constitutes  a  quorum  at the  meeting  for  purposes  of
approving  the  proposal  to  eliminate  the  Fund's   fundamental  policy  on
investing  in U.S.  government  securities.  Shares over which  broker-dealers have  discretionary  voting power,  shares that represent broker non-votes and shares  whose  proxies  reflect an  abstention  on any item are all counted as shares  present and entitled to vote for purposes of  determining  whether the required quorum of shares exists.

Required Vote.  Persons  nominated as Trustees must receive a plurality of the votes cast,  which means that the eleven (11)  nominees  receiving the highest number of  affirmative  votes cast at the  Meeting  will be elected as long as the votes FOR a nominee  exceed the votes  AGAINST that  nominee.  Approval of
Proposal 2 requires the  affirmative  vote of a "majority  of the  outstanding voting  securities"  (as defined in the  Investment  Company  Act) of the Fund voting in the aggregate and not by class.

How are votes counted?  The individuals  named as proxies on the proxy ballots
(or their  substitutes)  will vote according to your  directions if your proxy
ballot  is  received  and  properly  executed,   or  in  accordance  with  the
instructions  you provide if you vote by  telephone.  You may direct the proxy holders to vote or not vote your shares on the  proposal to elect  Trustees by checking the appropriate  box "For" or "Withhold  Authority" or you may direct the  proxy  holders  to  vote  your  shares  on  Proposal  2 by  checking  the appropriate  box "FOR" or "AGAINST," or instruct them not to vote those shares on the proposal by checking the "ABSTAIN" box.  Alternatively,  you may simply sign,  date and return your proxy ballot with no specific  instructions  as to the proposals.  If you properly  execute and return a proxy ballot but fail to indicate  how the votes  should be cast,  the  proxy  ballot  will be voted in favor of the  election of each of the nominees  named in this Proxy  Statement for Trustee and in favor of Proposal 2.

Shares  of the Fund may be held by  certain  institutional  investors  for the benefit  of their  clients.  If the  institutional  investor  does not  timely receive voting  instructions from its clients with respect to such Shares, the institutional  investor  may be  authorized  to vote such  Shares,  as well as
Shares the  institutional  investor  itself owns,  in the same  proportion  as
Shares for which voting instructions from clients are timely received.

Revoking  a Proxy.  You may  revoke  a  previously  granted  proxy at any time before  it is  exercised  by (1)  delivering  a  written  notice  to the  Fund expressly  revoking  your  proxy,  (2) signing  and  forwarding  to the Fund a later-dated  proxy,  or (3)  attending  the Meeting and casting  your votes in person if you are a record owner.  Granted proxies  typically will be voted at the final meeting,  but may be voted at an adjourned  meeting if  appropriate.
Please be advised that the  deadline  for revoking  your proxy by telephone is
3:00 P.M. (ET) on the last business day before the Meeting.

Shareholder  Proposals.  The Fund is not  required and does not intend to hold shareholder  meetings on a regular basis. Special meetings of shareholders may be  called  from  time to time by  either  the Fund or the  shareholders  (for certain  matters and under  special  conditions  described in the Statement of
Additional  Information).  Under  the  proxy  rules  of the  SEC,  shareholder proposals  that meet  certain  conditions  may be included  in a fund's  proxy statement for a particular  meeting.  Those rules  currently  require that for future meetings,  the shareholder must be a record or beneficial owner of Fund shares  either  (i)  with a value  of at  least  $2,000  or (ii) in an  amount representing  at least 1% of the fund's  securities  to be voted,  at the time the proposal is submitted  and for one year prior  thereto,  and must continue to own such  shares  through  the date on which the  meeting is held.  Another requirement  relates to the timely  receipt by the Fund of any such  proposal.
Under those  rules,  a proposal  must have been  submitted a  reasonable  time before the Fund began to print and mail this  Proxy  Statement  in order to be included in this Proxy  Statement.  A proposal  submitted for inclusion in the
Fund's proxy material for the next special  meeting after the meeting to which this Proxy  Statement  relates must be received by the Fund a reasonable  time before  the Fund  begins  to  print  and mail  the  proxy  materials  for that meeting.  Notice of shareholder  proposals to be presented at the Meeting must have been  received  within a  reasonable  time  before the Fund began to mail this  Proxy  Statement.  The fact that the Fund  receives  a  proposal  from a qualified  shareholder in a timely manner does not ensure its inclusion in the proxy material because there are other  requirements under the proxy rules for such inclusion.

                                OTHER MATTERS

The Trustees do not intend to bring any matters  before the Meeting other than
Proposals 1 and 2 and the  Trustees and the Manager are not aware of any other matters to be brought before the Meeting by others.  Because matters not known at the time of the  solicitation  may come  before the  Meeting,  the proxy as solicited  confers  discretionary  authority  with  respect to such matters as properly come before the Meeting,  including any  adjournment or  adjournments thereof,  and it is the intention of the persons named as attorneys-in-fact in the proxy (or their  substitutes)  to vote the proxy in accordance  with their judgment on such matters.

In the event a quorum is not  present or  sufficient  votes in favor of one or more  Proposals  set forth in the Notice of Meeting  of  Shareholders  are not received by the date of the Meeting,  the persons named in the enclosed  proxy
(or their  substitutes)  may propose and approve one or more  adjournments  of the Meeting to permit further  solicitation of proxies.  All such adjournments will  require  the  affirmative  vote of a majority  of the shares  present in person or by proxy at the session of the Meeting to be adjourned.  The persons named as proxies on the proxy  ballots  (or their  substitutes)  will vote the
Shares  present  in  person  or  by  proxy  (including  broker  non-votes  and abstentions)  in favor of such an  adjournment  if they  determine  additional solicitation is warranted and in the interests of the Fund's  shareholders.  A vote may be  taken on one or more of the  proposals  in this  proxy  statement prior to any such  adjournment  if a quorum is present,  sufficient  votes for its approval have been received and it is otherwise appropriate.

                                    By Order of the Board of Trustees,

                                    Robert G. Zack, Secretary
                                    August 20, 2003